LICENSING AND DISTRIBUTION AGREEMENT

                                     Between

                         FACET PETROLEUM SOLUTIONS INC.
                   (being the Licensor of specified software)

                                       AND

                          HOMEBASE WORK SOLUTIONS LTD.
                                  (as Licensee)





                                 March 30, 1999

                                      Index


                                                                            Page

ARTICLE 1
  INTERPRETATION..............................................................1
       1.1  Definitions.......................................................1
       1.2  Interpretation....................................................1
       1.3  Business Days.....................................................4
       1.4  Schedules.........................................................5

ARTICLE 2
  GRANT OF SOFTWARE LICENSE AND AGREEMENT OF PURCHASE AND SALE................5
       2.1  Grant of Software License.........................................5
       2.2  Development Agreement.............................................6
       2.3  Modifications, Refinements and Updates............................6
       2.4  Enhancements and New Application Modules..........................6


ARTICLE 3
  REPRESENTATIONS AND WARRANTIES.
       3.1  Licensor's Representations, Warranties and Covenants Generally....7
       3.2  Licensee's Representations, Warranties and Covenants..............8
       3.3  No Merger.........................................................9
       3.4  Breach ...........................................................9
       3.5  Survival of Covenants.............................................9
       3.6  Limitations.......................................................9

ARTICLE 4
  LIABILITIES AND INDEMNITIES................................................10
       4.1  Licensor's Liabilities and Indemnities...........................10
       4.2  Subrogation......................................................11

ARTICLE 5
  PROPRIETARY INFORMATION, CONFIDENTIALITY AND RESTRICTIONS OF USE...........10
       5.1  Trade Secrets ...................................................10
       5.2  Licensee's Data..................................................11
       5.3  Injunctive Relief................................................11
       5.4  Confidential Information.........................................11

ARTICLE 6
  TERMINATION................................................................11
       6.1  Termination......................................................11
       6.2  Survival.........................................................11

ARTICLE 7
  GENERAL....................................................................11
      7.1   Notice...........................................................11
      7.2   Arbitration .....................................................12

      7.3   Amendments and Waiver ...........................................12
      7.4   Remedies Cumulative .............................................12
      7.5   Further Assurances...............................................13
      7.6   Time.............................................................13
      7.7   Governing Law....................................................13
      7.8   Prior Agreements and Amendments..................................13
      7.9   Entire Agreement.................................................13
      7.10  Assignment.......................................................13
      7.11  Enurement........................................................13
      7.12  Counterpart Execution............................................13

                      LICENSING AND DISTRIBUTION AGREEMENT

BETWEEN:

                  FACET PETROLEUM SOLUTIONS INC., a body corporate having an office and carrying on business in the City of Calgary, in the Province of Alberta (hereinafter referred to as "Facet PS" or the "Licensor")

                                                               OF THE FIRST PART

                                                      - and -

                  HOMEBASE WORK SOLUTIONS LTD., a body corporate organized under the laws of the Province of Alberta (hereinafter referred to as "Homebase" or the "Licensee')

                                                              OF THE SECOND PART

                  WHEREAS Facet Petroleum Solutions Inc. (the "Licensor") is engaged in the business of developing and licensing certain software systems;

                  AND WHERAS the Licensee is desirous of obtaining the exclusive right to utilize, market and sell the software systems of the Licensor in the "telework" industry market sector;

                  NOW THEREFORE THIS AGREEMENT WlTNESSES that in consideration of the premises, mutual covenants agreements and warranties hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE 1
                                 INTERPRETATION

1.1               Definitions

                  In this agreement, including the recitals, this clause and the Licensees attached hereto, unless the context otherwise requires, or unless otherwise defined herein, the following words and phrases shall have the following meanings:

(1)      "Affiliate"  has the meaning  ascribed  thereto in the  Securities  Act
         (Alberta);

(2) "Applicable Law" means any applicable Canadian federal, provincial, or local statute, regulation, by-law, and any regulation or order issued in respect thereof by a Governmental Authority, and the terms and conditions of any permit, license, authorization, or approval issued by a Governmental Authority;

(3)      "Associate"  has the meaning  ascribed  thereto in the  Securities  Act
         (Alberta);

(4) "Claims" means any claim, demand, order, action, cause of action, damage, loss, cost, liability or expense, including reasonable legal fees and all reasonable costs incurred in investigating or pursuing any of the foregoing or any proceeding relating to any of the foregoing;

(5) "Closing" means the date upon which the transactions contemplated herein, being the granting of exclusive licenses to Homebase and the issuance of Homebase Common Shares to the Licensor;

(6) "Closing Date" means 9:00 o'clock a.m., Calgary time, on 30 March, 1999 or such other date or time as may be mutually agreed to by the parties hereto;

(7)      "Confidential Information" means:

         (1)      Software;

         (2) all software materials and component elements directly or indirectly obtained from the Licensors or either of them including, without limitation: all definitions of input and output format, problem structure, statements of objectives and goals; statements of solution structure and logic; program algorithms; problem flow charts, coding notes and instructions; source programs, assembly and compilation notes; testing and debugging notes; object programs; notes relating to program execution and final production programs; documentation, technical manuals, operational manuals, user documentation manuals; documents relating to program operation and maintenance;

         (3)      all  tangible  personal  property  on  which  any  part of the
                  foregoing  is  imprinted  or  recorded   (whether   designated
                  "hardware" or "software" or otherwise); and

         (4)      the proprietary rights attached to i, ii and iii;

(8)      "CPU" means central processing unit;

(9) "Development Contract" means the contract to be entered into between Facet PS as developer and the Licensee as client for the development of an application for the Facet PS Software;

(10) "Dollar" and "$" mean a dollar of lawful money of Canada. (USD) means a dollar of lawful money of the United States of America.

(11)     "Effective  Date" means 9:00 o'clock  a.m.,  Calgary time, on March 15,
         1999;

(12) "Encumbrances" means all encumbrances, mortgages, pledges, liens, claims, charges, security interests, restrictive covenants, easements or other similar interests of any nature, whether or not consensual;

(13) "Enhancements" means improvements or additions to the Software by the Licensor which add to the Functionality of the Software, as determined by the Licensor;

(14) "Facet PS Software" means the data processing programs usually called "Telework Operational Data Store (TODS)" and identified in Schedule "A" consisting of a series of instructions or statements in machine readable form and any related software materials including, without limitation, flow charts, logic diagrams and listings provided for use in connection with the data processing program;

         (1) any additional machine readable or printed material not included in the foregoing from time to time provided by Facet PS to the Licensee; and

         (1) all tangible personal property on which any of the foregoing is imprinted or recorded, whether designated "hardware" or "software" or otherwise;

(15) "Functionality" means the computer applications which the Software or any part of it is capable of performing;

(16)     "Governmental  Authorities"  means  all  applicable  Canadian  federal,
         provincial  and  municipal  agencies,  commissions,   boards,  bureaus,
         tribunals, ministries and departments;

(17) "Homebase Common Shares" means the common shares in the share capital of Homebase, as presently constituted, and includes all shares for which the common shares of Homebase are changed, reclassified, subdivided, consolidated or converted into a different number or class of shares or otherwise, as a result of a share reorganization, merger, amalgamation, arrangement or other similar transaction;

(18) "License" means the rights and licenses granted to the Licensee pursuant to Section 2.1;

(19) "Licensee" means Homebase Work Solutions Ltd., a body corporate organized under the laws of the Province of Alberta;

(20) "Licensor" means Facet Petroleum Solutions Inc., a body corporate organized under the laws of the Province of Alberta;

(21)     "Modifications,   Refinements   and  Updates"   means   alterations  or
         refinements made by the Licensor to the Software which do not amount to Enhancements;

(22) "Persons" means any person, corporation, partnership or other legal entity;

(23) "Place of Closing" means the office of counsel to the Licensee, or as otherwise agreed to by the parties hereto;

(24)     "Purchase Price" has the meaning ascribed thereto in Section 2.1;

(25) "Right of First Refusal" means a right of first refusal, pre-emptive right of purchase or similar right (including any requirement to obtain consent of a third party in order for the Licensor to grant the exclusive license contemplated herein, other than a consent which by the terms of the applicable agreement cannot be unreasonably withheld) whereby any party has the right to acquire or purchase the exclusive rights granted herein as a consequence of the Licensor having agreed to grant the exclusive rights in accordance with this Agreement:

(26) "Royalty Burdens" means all gross and net overriding royalties, net profits interests, carried interests and all similar burdens and encumbrances;

(27) "Security Interest" means an assignment (including, without limitation, any assignment of any right to receive income), mortgage, charge, floating charge, hypothec, pledge, lien, encumbrance, conditional sales agreement or security interest of any nature or kind;

(28)     "Software" means the Facet PS Software;

(29)     "Software Maintenance Services" or "Maintenance Services" means:

         (1) the provision of Modifications, Refinements and Updates to the Software; and

         (2)      the  remedial   maintenance  of  the  Software  including  all
                  adjustments, repairs and corrections of all errors in the Software;

(30) "Standard Release" means a release of Modifications, Refinement and Updates from time to time;

(31) "Successors" means successors and includes any successor continuing by reason of amalgamation or other reorganization and any Person to whom assets are transferred by reason of a liquidation, dissolution, winding-up or otherwise;

(32) "Tax Act" means the Income Tax Act (Canada), as amended from time to time;

(33) "Tax Returns" includes all returns, reports, declarations, elections, filings, information returns and statements filed in respect of Taxes;

(34) "Taxes" includes all taxes, duties, fees, premiums, royalties, assessments, imposts, levies and other charges of any kind whatsoever imposed by any taxing or other governmental authority or agency within or outside of Canada, together with all interest, penalties or additional amounts imposed in respect thereof; and

(35)     "Telework Market " means the teleworking industry market sector.

1.2               Interpretation

                  In this Agreement:

(1) the inclusion of headings and a table of contents are for convenience of reference only and are not to be considered or taken into account in construing the provisions of this Agreement or to in any way qualify, modify or explain the effect of any such provisions;

(2) references to an Article, Section or Schedules are references to an Article, Section or Schedule, as the case may be, in this Agreement,

(3) if any term or condition, whether express or implied, of a schedule hereto conflicts with or is at variance with any term or condition of the main body of this agreement, the main body of this agreement shall prevail;

(4) "including" or "including without limitation" when used before a specific item or list of items in relation to a previous general description means "including, without limiting the generality of the foregoing";

(5) where in this agreement a representation or warranty is made on the basis of knowledge or awareness, such knowledge or awareness shall be conclusively deemed to consist of actual knowledge or awareness, as the case may be, of the officers, directors or employees of the party making the representations or warranty and does not include the knowledge and awareness of any other person or persons;

(6) words importing the singular shall include the plural and vice versa and words importing a particular gender shall include all genders;

(7) references to a statute includes the regulations and any other subordinate legislation made pursuant to that statute and includes any amendment, consolidation, reenactment, substitution or replacement of all or any part of such statute, regulation or other subordinate legislation;

(8)      all monetary amounts are expressed in Canadian currency;

(9) where a period of time is specified, dated or calculated from a date or event, the period shall be calculated excluding such date or the date on which such event occurs, as the case may be; and

(10) where a term is defined in this Agreement, a derivative of that term shall have a corresponding meaning unless the context otherwise requires.

1.3               Business Days

                  If, pursuant to this Agreement, a notice must be given or an action taken within a specified period or on or before a specified date and such period ends on, or such date falls on a day that is a Saturday, Sunday or public holiday, such notice may be given or such action may be taken on the next succeeding day which is not a Saturday, Sunday or public holiday.

1.4               Schedules

                  The following Schedules are attached hereto and form a part of this Agreement:

                  Schedule "A" - Facet PS Software
                  Schedule "B" - Facet PS Licensing Terms and Conditions Schedule "C" - License Fee Schedule

Wherever any term or condition, express or implied, of such Schedules conflicts or is at variance with any term or condition in the body of this Agreement, such term or condition in the body of this Agreement shall prevail.

                                    ARTICLE 1
                            GRANT OF SOFTWARE LICENSE

1.5               Grant of Software License

(i) In consideration of the issue of 6,910 Homebase Common Shares to Facet PS at an aggregate deemed value of $125,000 ) (the "Purchase Price") to be delivered to Facet PS on the Closing Date subject only to the agreement by the Licensee to abide by the terms and conditions of this License Agreement Facet PS grants to the Licensee an exclusive right in the Telework Market (the "Facet PS License") to use and resell the Facet PS software program more particularly identified in Schedule "A" (hereinafter referred to as the "Software") in connection with and incorporated in software to be jointly developed by Facet PS and Homebase for a period of two (2) years from the Closing Date and subject to the terms and conditions set out in Schedule B it being understood and agreed that Facet PS will be entitled to receive license and service fees as per Schedule "C".

                  The Licensor and Licensee shall deliver such other documents as may be necessary to complete the transactions provided for in this Agreement.

Development Agreement

                  Facet PS and Homebase shall enter into the Development Agreement before or after the Closing. Under the terms of the Development Agreement, Facet PS will develop an application of the Facet PS Software for the specifications to be defined by Homebase. All rights, title and interest in the developed application will, subject to the rights of Facet PS in the Facet PS Software which will form part of the developed application and will be governed by this License Agreement, belong to Homebase.

1.6               Modifications, Refinements and Updates

                  As applicable, the Licensor shall without additional charge to the Licensee, furnish the Licensee with Standard Releases of the Software. Licensee agrees to accept all Standard Releases and is solely liable for any loss or damages incurred and assumes all risks resulting from failure to install and implement the Standard Releases furnished by Licensors.

                  Upon Licensee's request, the Licensor shall install such Standard Releases at the Licensee's site and will invoice Licensee at the respective Licensor's standard rates for labour and expenses for such installation services. If Licensee does not request such Licensor's assistance in installation, Licensee shall be solely responsible for the installation and implementation of the Standard Releases.

                  The Licensor shall not be responsible to Licensee for loss of use of the Software or for any other liabilities arising from any alteration, addition, adjustment or repair that is made by other than authorized representatives of the Licensor.

1.7               Enhancements and New Application Modules

                  Enhancements and new computer application modules may be developed or otherwise acquired by the Licensor from time to time. The development and acquisition of Enhancements and new application modules, including the nature and timing of same, shall be at the sole discretion of the Licensor. Enhancements and new application modules may, in Licensor's discretion, be priced separately and offered to the Licensee at the Licensor's then-current price. This Article 2.4 shall in and of itself, create no obligation on behalf of Licensor or the Licensee to develop, acquire or license, as the case may be, Enhancements or new application modules.

                                    ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

1.8               Licensor's Representations, Warranties and Covenants Generally

                  The Licensor represents, warrants and covenants to and with the Licensee that:

(1) Standing: such Licensor is a corporation duly organized and validly subsisting under the laws of its jurisdiction of incorporation;

(2) Capacity: such Licensor has the requisite power and authority to conduct its business as now conducted, to license the Software in the manner provided in this Agreement;

(3) Consents and Approvals: no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body exercising jurisdiction over the Software is required for the due execution, delivery and performance by such Licensor of this Agreement except those which has been obtained prior to the date hereof;

(4) No Conflicts: none of the execution, delivery or performance of this Agreement by such Licensor does or, with the giving of notice or the lapse of time or both, will:

         (1) violate or conflict with any of the provisions of the constating documents or other governing documents of such Licensor;

         (2)      violate  or  conflict   with  any  provision  of  any  law  or
                  administrative regulation or any judicial or administrative order, award, judgment or decree applicable to such Licensor;

         (3) conflict with, result in a breach of, constitute a default under, or accelerate or permit the acceleration of the performance required by any agreement, covenant, undertaking or commitment to which such Licensor or any partner comprising such Licensor is a party or by which such Licensor or any Affiliate is bound or to which any properties or assets of such Licensor are subject; and

         (4) to the best of its knowledge, the use of such Licensor's Software, in compliance with the terms and conditions of this Agreement, will not infringe any patent or copyright of any third party; and any updates and modifications to such Licensor's Software will be developed in a careful, diligent and workmanlike manner;

(5) Execution and Enforceability of Documents: this Agreement has been, and all documents executed and delivered by such Licensor pursuant hereto shall be, duly executed and delivered by it, and this Agreement does, and such documents will, constitute legal, valid and binding obligations of such Licensor enforceable against such Licensor in accordance with their respective terms, subject to bankruptcy, insolvency, preference, reorganization, moratorium and other similar laws affecting creditor's rights generally and the discretionary nature of equitable remedies and defences;

(6) Finder's Fee: such Licensor has not incurred any obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of the transaction contemplated herein for which the Licensee shall have any obligation or liability;

(7) Canadian Resident: such Licensor is not a non-resident of Canada for the purposes of the Income Tax Act (Canada);

(8) Private Company: such Licensor is a "private company" pursuant to the Securities Act (Alberta) and is not a "reporting issuer" pursuant to such Act and has no filing or reporting obligations pursuant to any securities legislation of any jurisdiction;

(9) Lawsuits and Claims: there are no Material claims, violations, alleged violations, proceedings, actions, lawsuits, administrative proceedings or governmental investigations in existence, or to the best of such Licensor's knowledge, contemplated or threatened against or with respect to such Licensor, such Licensor's Software or such Licensor's interests in the Software which might result in impairment or loss of such Licensor's Software or such Licensor's interests therein or which might otherwise materially adversely affect such Licensor's Software. Such Licensor is not aware of any existing basis upon which any of such claims, violations, alleged violations, proceedings, actions or lawsuits might be commenced by any Person which or which might materially adversely affect such Licensor's Software;

(10) Rights of First Refusal: Facet PS Inc. grants to Homebase Work Solutions Ltd. a Right of First Refusal to purchase an exclusive license in any related telework industry vertical during the effective period of this Agreement. The definition of a related telework industry vertical shall be as mutually agreed upon.

(11) except as stated herein, the Software and all accompanying written materials are provided "as is" without warranty or condition of any kind, express or implied, including but not limited to implied warranties or conditions or merchantability or fitness for a particular purpose and those arising by statute or otherwise in law or from a usage in the trade. The entire risk as to results and performance of the Software is with the Licensee. Such Licensor does not warrant, guarantee or represent that the functions contained in the Software will meet the Licensee's requirements or that the installation or operation of the Software will be uninterrupted or error free.

                  The Licensee acknowledges that it has only relied upon the representations, warranties and covenants contained in Article 3 and not on any representations, warranties or covenants outside this Agreement and the Licensor shall have no liability, whether in contract or in tort, in respect of any statements, information, representations, warranties or covenants made by them or their agents or representatives, except liability for the representations, warranties and covenants contained in Article 3, which liability shall be subject to the limitations contained in this Agreement.

1.9               Licensee's Representations, Warranties and Covenants

                  The Licensee hereby represents, warrants and covenants to and with the Licensor that:

(1) Standing: it is a corporation validly existing and in good standing under the laws of its jurisdiction of incorporation and is registered to do business under the laws of the Province of Alberta;

(2) Capacity: the Licensee has good and sufficient power, authority and right to enter into this Agreement and to complete the transactions to be completed by the Licensee contemplated hereby and has taken all requisite corporate action to authorize the due creation and issuance of the Homebase Common Shares to be issued to the Licensor hereunder, and, upon completion of Closing pursuant to this Agreement, the Homebase Common Shares shall be validly issued and outstanding as fully paid and non-assessable shares in the capital of the Licensee in compliance with all applicable securities laws and regulations;

(3) Capital: the authorized capital of the Licensee consists of an unlimited number of Homebase Common Shares and an unlimited number of First Preferred Shares, Series A, of which, prior to the issue of the Homebase Common Shares to the Licensor hereunder, not more than 900,000 Homebase Common Shares and 50,000 Homebase First Preferred Shares, Series A are issued and outstanding, all of which shares are fully paid and non assessable;

(4) No Conflicts: none of the execution, delivery or performance of this Agreement by the Licensee does or, with the giving of notice or the lapse of time or both, will:

         (1) violate a conflict with any of the provisions of the charter, articles, bylaws or other governing documents of the Licensee;

         (2) violate or conflict with any of the provisions of any law or administrative regulation or any judicial or administrative order, award, judgment or decree applicable to the Licensee;

         (3) conflict with, result in a breach of, constitute a default under, or accelerate or permit the acceleration of the performance required by any agreement, covenant, undertaking or commitment to which the Licensee is a party whereby which it is bound or to which any properties or assets of the Licensee are subject;

(5) Execution and Enforceability of Documents: this Agreement has been, and all documents executed and delivered by the Licensee pursuant to this Agreement shall be, duly executed and delivered by it, and this Agreement does, and such documents will, constitute legal, valid and binding obligations of the Licensee enforceable against the Licensee in accordance with their respective terms, subject to bankruptcy, insolvency, preference, reorganization, moratorium and other similar laws affecting creditor's rights generally and the discretionary nature of equitable remedies and defences;

(6) Finder's Fee: it has not incurred any obligation or liability, contingent or otherwise, for brokers' or finders' fees in respect of the transaction contemplated herein for which the Licensor shall have any obligation or liability;

(7) Residence: the Licensee is not a non-resident of Canada within the meaning of Section 116 of The Income Tax Act (Canada).

1.10     No Merger

         There shall not be any merger of any covenant, representation or warranty in any assignment, conveyance, transfer or document delivered pursuant hereto notwithstanding any rule of law, equity or statute to the contrary and all such rules are hereby waived.

1.11     Breach

         The covenants, representations and warranties of the parties hereto set forth in Sections 3.1 and 3.2 shall be true or performed as the case may be at the Closing Date or, if it is to be performed after the Closing Date, shall be complied with after the Closing Date, but no claim or action commenced in respect of a breach of any such covenant, representation or warranty shall be made  unless  the party  making  the claim or  prosecuting  the action has given written notice of such claim (including reasonable particulars of the misrepresentation or breach) to the other party hereto within the period of twelve (12) months from the Closing Date.

1.12     Survival of Covenants

         Notwithstanding anything to the contrary herein expressed or implied, the covenants, representations and warranties set forth in Sections 3.1 and 3.2 are relied upon by the Licensee and the Licensor respectively as being true on the date hereof and on the Closing Date and, notwithstanding the Closing or deliveries of covenants, representations and warranties in any other agreements at Closing or prior or subsequent thereto, the covenants, representations and warranties set forth in Sections 3.1 and 3.2 hereof shall survive Closing for the benefit of the parties hereto, subject to Sections 3.4 and 3.6 hereof.

1 .13    Limitations

         Notwithstanding anything in this agreement to the contrary, the Licensee shall have no remedy or cause of action against either of the Licensors for breach of representation, warranty or covenant or claim for indemnity for any circumstance, matter or thing actually known to the Licensee or any employee, agent, consultant or representative thereof as at the Closing Date.

                                    ARTICLE 3
                           LIABILITIES AND INDEMNITIES

1.14     Licensor's Liabilities and Indemnities

(1) The Licensor shall remain liable for, and shall indemnify the Licensee and its directors, officers, servants, agents and employees harmless from and against, all losses, costs, claims, damages, expenses or liabilities suffered, sustained, paid or incurred by the Licensee or its directors, officers, servants, agents and employees arising as a direct consequence of the breach, as of the Closing Date, of any of the warranties and representations of the Licensor contained in this Agreement and the Licensee shall indemnify the Licensor and its directors, officers, servants, agents and employees harmless from and against all losses, costs, claims, damages, expenses or liabilities suffered, sustained, paid or incurred by the Licensor or its directors, officers, servants, agents and employees arising out of or pertaining to or with respect to its Software occurring subsequent to the Closing Date or as a direct consequence of the breach, as of the Closing Date, of any of the warranties and representations of the Licensee; excepting, in each case, to the extent that such liabilities are reimbursed by insurance or are caused by the party claiming indemnity. Such indemnities shall be deemed to apply to all assignments, transfers, conveyances, novations and other documents licensing the Software to the Licensee notwithstanding the actual terms thereof. Such indemnities shall extend to legal costs on a solicitor and client basis.

(2) Neither party shall be entitled to any indemnification in respect of any matter or thing which is the subject of the indemnity in Section
         (a) above unless it shall have given written notice of its claim for indemnification (including reasonable particulars of the claim) to the other party, within six (6) months of the Closing Date.

1.15     Subrogation

         The Licensor licenses the Software to the Licensee with full right of substitution and subrogation of the Licensee in and to all covenants, representations and warranties of others given to the Licensor, or any of them, or its predecessors in title in respect of the Software or any part thereof.

                                    ARTICLE 4
        PROPRIETARY INFORMATION, CONFIDENTIALITY AND RESTRICTIONS OF USE

1.16     Trade Secrets

         The Licensee acknowledges that the Software includes confidential data and knowhow which are proprietary trade secrets of the Licensor. The Licensee shall not disclose such data or know-how to any third party and shall protect such data and know-how from disclosure by taking reasonable steps to protect the confidentiality of such data and know-how.

1.17     Licensee's Data

         All data furnished by the Licensee, and processed on the Licensee's CPUs, shall always be and remain the property of the Licensee. Such data shall not include the Software or any part thereof.

1.18     Injunctive Relief

         If the Licensee or any of its employees, agents or representatives uses. or attempts to use, or disposes of the Software in any manner contrary to the terms of this Agreement, the Licensor shall have the right, in addition to such other remedies that may be available to them, to injunctive relief enjoining such acts or attempts, it being acknowledged that legal remedies are inadequate.

1.19     Confidential Information

         All information and data, in whatever form, obtained by the Licensee in respect of the subject-matter of this Agreement (the "Confidential Information") shall be held by the Licensee in the strictest confidence and shall not be disclosed prior to Closing; provided that such Confidential Information may be disclosed if the disclosure (i) is made with the consent of all the parties;
(ii) is made to an Affiliate of the Licensee; (iii) is required by law, by a government or governmental department, ministry, board, commission or agency or by a court or other tribunal of competent jurisdiction; (iv) is required by a securities commission or stock exchange having jurisdiction over the Licensee or an Affiliate of the Licensee; (v) is in respect of information or data that is in the public domain at the time of the disclosure through no fault of the Licensee; (vi) is made on a need-to-know basis to outside consultants. accounting. business or legal advisors who agree to maintain the confidentiality of the Confidential Information.

                                    ARTICLE 5
                                   TERMINATION

1.20     Termination

         This License Agreement is effective until terminated. The Facet PS License shall be subject to the termination provisions set out in Schedule "B".

1.21     Survival

         All  obligations   herein   regarding   confidentiality,   secrecy  and
disclosure including, without limitation, the provisions of Section 5.4 shall survive termination of this Agreement.

                                    ARTICLE 6
                                     GENERAL

1.22     Notice

         All notices shall be in writing and shall be sufficiently given or made if (i) delivered to the intended recipient personally or by courier during normal business hours on a business day at the intended recipient's addresses as set forth below, or telecopied to the intended recipient; and

If to Facet PS:

         1536 - 30th Avenue S.W.
         Calgary, Alberta T2T 1 P3

         Attention: lan B. Elliott
         Telecopier: (403) 229-4468

If to Homebase:

         Suite 910, 112 - 4th Avenue S.W.
         Calgary, Alberta T2P OH3

         Attention: Ken MacLean
         Telecopier: (403) 237-5047

Any notice given or made in the above-noted manner shall be deemed to have been given or made and to have been received on the day of its delivery or transmission, as the case may be, if such day is a business day and such notice is received prior to 4:00 p.m., local time, and, if not, on first business day thereafter.

1.23     Arbitration

         If any matter upon which the parties do not agree is required to be referred to arbitration pursuant to the terms hereof or if the parties agree to refer any matter arising hereunder to arbitration, the arbitration shall be conducted before a single arbitrator. Any such arbitration, including the selection of the arbitrator, shall be governed by the Arbitration Act (Alberta) and the rules of the Arbitration and Mediation Society of Alberta. The decision of any such arbitrator shall be final and binding upon the parties and the fees and costs relating thereto shall be borne and paid in the manner the arbitrator determines.

1.24     Amendments and Waiver

         All amendments to this Agreement, and all waivers of any provision, or the breach of any provision, of this Agreement, shall be made in a written instrument signed by all of the parties. A waiver shall affect only the matter specifically identified in the instrument granting the waiver and shall not extend to any other matter, provision or breach.

1.25     Remedies Cumulative

         No reference to or exercise of any specific right or remedy by a party hereunder, shall prejudice or preclude such party from exercising or invoking any other remedy in respect thereof, whether allowed at law or in equity or expressly provided for herein. No such remedy shall be exclusive or dependent upon any other such remedy but each party may exercise any one or more of such remedies independently or in combination.

1.26     Further Assurances

         At the Closing and thereafter as may be necessary and without further consideration, the parties hereto shall execute. acknowledge and deliver such other instruments and shall take such other action as may be necessary to carry out their respective obligations under this agreement.

1.27     Time

         Time shall be of the essence.

1.28     Governing Law

         This Agreement shall be interpreted, construed and governed in all respects by the laws of the Province of Alberta.

1.29     Prior Agreements and Amendments

         This agreement shall supersede and replace any and all prior agreements between the parties hereto relating to the licensing of the Software and may be amended only by written instrument signed by the parties hereto.

1.30     Entire Agreement

         This Agreements constitutes the entire agreement of the parties in respect of the subject matter herein and supersedes all prior oral or written agreements and understandings of the parties, or any one of them in relation thereto.

1.31     Assignment

         This Agreement may not be assigned by the other party hereto without the prior written consent of the other party hereto, which consent may not be unreasonably withheld.

1.32     Enurement

         This Agreement is binding up and shall enure to the benefit of the parties hereto and their respective successors and permitted assigns.

1.33     Counterpart Execution

         This Agreement may be executed in any number of counterparts each of which she.. be an original and all counterparts together shall constitute a single document.

         IN WITNESS WHEREOF the parties have duly executed this Agreement on the date first written above.

                                               FACET PETROLEUM SOLUTIONS INC.


                                               Per:     /s/ Ian Elliott
----------------------------------


                                               HOMEBASE WORK SOLUTIONS LTD.


                                               Per: /s/ Ken MacLean

----------------------------------